DIRECT FINANCING LEASES	12 Months Ended
Dec. 31, 2015
Leases, Capital [Abstract]
DIRECT FINANCING LEASES

NOTE 4 – DIRECT FINANCING LEASES

The components of investment in direct financing leases consist of the following:

	December 31,
	2015	2014
	(in thousands)
Minimum lease payments receivable	$4,320,876	$4,244,067
Less unearned income	(3,733,175)	(3,704,835)
Investment in direct financing leases - net	$587,701	$539,232

Properties subject to direct financing leases	59	56

As of December 31, 2015 and 2014 we had seven direct financing leases with four different operators. The following table summarizes the investment in the direct financing leases by operator:

	December 31,
	2015	2014
	(in thousands)
New Ark	$560,308	$539,232
Reliance Health Care Management, Inc.	15,509	-
Sun Mar Healthcare	11,381	-
Markleysburg Healthcare Investors, LP	503	-
Investment in direct financing leases - net	$587,701	$539,232

New Ark Investment Inc.

On November 27, 2013, we closed an aggregate $529 million purchase/leaseback transaction in connection with the acquisition of Ark Holding Company, Inc. (“Ark Holding”) by 4 West Holdings Inc. At closing, we acquired 55 SNFs and 1 ALF operated by Ark Holding and leased the facilities back to Ark Holding, now known as New Ark Investment Inc. (“New Ark”), pursuant to four 50-year master leases with rental payments yielding 10.6% per annum over the term of the leases. The purchase/leaseback transaction is being accounted for as a direct financing lease.

The lease agreements allow the tenant the right to purchase the facilities for a bargain purchase price plus closing costs at the end of the lease term. In addition, commencing in the 41st year of each lease, the tenant will have the right to prepay the remainder of its obligations thereunder for an amount equal to the sum of the unamortized portion of the original aggregate $529 million investment plus the net present value of the remaining payments under the lease and closing costs. In the event the tenant exercises either of these options, we have the right to purchase the properties for fair value at the time.

The 56 facilities represent 5,623 licensed beds located in 12 states, predominantly in the southeastern United States. The 56 facilities are separated by region and divided amongst four cross-defaulted master leases. The four regions include the Southeast (39 facilities), the Northwest (7 facilities), Texas (9 facilities) and Indiana (1 facility).

Additionally, in June and July of 2014, we purchased three facilities and subsequently leased them to New Ark under a twelve-year master lease expiring in 2026. The 2014 three facility lease is being accounted for as an operating lease.

Aviv Merger

On April 1, 2015, we acquired two additional direct financing leases as a result of the Aviv Merger.

As of December 31, 2015, the following minimum rents are due under our direct financing leases for the next five years (in thousands):

Year 1	Year 2	Year 3	Year 4	Year 5
$50,141	$50,647	$51,905	$53,180	$54,475